SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2005
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                       ATEL Capital Equipment Fund X, LLC
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             (Exact name of registrant as specified in its charter)


         California                    000-50687                 68-0517690
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                File Number)          Identification No.)


     600 California Street, 6th Floor, San Francisco, California 94108-2733
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 989-8800
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b) and (d) As of July 31, 2005, Donald Carpenter, the registrant's principal accounting officer, resigned as controller of ATEL Capital Group and its affiliates, including ATEL Financial Services, LLC, the managing member of the registrant, and has thereby resigned as the registrant's principal accounting officer. Paritosh K. Choksi, executive vice president, chief financial officer and chief operating officer of ATEL Capital Group, ATEL Financial Services, LLC and their affiliates, has assumed the office of principal accounting officer of the registrant effective July 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 1, 2005
                              ATEL Capital Equipment Fund X, LLC
                              By ATEL Financial Services, LLC,
                              Manager of Registrant

                              By:  /s/ PARITOSH K. CHOKSI
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                                   Paritosh K. Choksi, Executive Vice President,
                                   Chief Financial Officer and Chief Operating
                                   Officer